                                                                    EXHIBIT 99.8

                               CUSTODY AGREEMENT

             CUSTODY AGREEMENT. dated as of September 1, 1987, between
FINANCIAL GUARANTY INSURANCE COMPANY, a New York stock insurance
Corporation ("Financial"), and SECURITY PACIFIC NATIONAL TRUST COMPANY
(NEW YORK), a national banking association organized and existing under the laws of the United States of America ("Custodian').

             WHEREAS, Financial desires to provide for the deposit from time to time of certain intercst bearing municipal bonds (the "Bonds") with the Custodian, on which Bonds payment of principal and interest is insured by Financial, and of the policies of municipal bond insurance which insure such Bonds (individually, the "Policy" and, collectively, the "Policies"), and for the creation, execution and delivery of Custodial Receipts ("Receipts") evidencing direct interests in such Bonds, including future principal, premium and interest payments on such Bonds; and

             WHEREAS, the Receipts are to be substantially in the form of Exhibit A hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Agreement; and

             WHEREAS, Financial wishes the Custodian to act as the custodian of the Bonds and the Policies on behalf of the Holders of the Receipts and to carry out the duties set forth in this Agreement pertaining to the Receipts and the Policies, and the Custodian is agreeable to so acting; and

             WHEREAS, the corporate trust and agency office of the Custodian in the Borough of Manhattan, The City of New York shall be the designated office of the Custodian for the performance of the duties of the custodian contained herein.

             NOW, THEREFORE, in consideration of the mutual promises contained in this document, the parties hereto agree as follows:

                                   ARTICLE I

                 ESTABLISHMENT OF CUSTODY ACCOUNT AND CREATION
                         OF DIRECT INTERESTS IN BONDS

               1. FINANCIAL and the Custodian hereby supplement the Custody Agreement and Book-Entrv Custody Agreement, both dated September 1, 1986, and amend those agreements by restating such agreements as of the date hereof in whole as follows. which restatement shall be effective as of the date hereof and shall not affect the Holder of any Receipt heretofore executed and delivered pursuant to the Custody Agreement or the Book-Entry Agreement or of the owner of any Bond to which a Statement of Insurance previously has been affixed pursuant to the Custody Agreement, which rights shall continue to be determined pursuant to such Agreements as in effect immediately prior to the execution hereof.

               2. The Custodian shall establish a Custody Account in which the Custodian shall hold the Policies and such Bonds as shall on the date hereof, or from time to time hereafter, be deposited with the Custodian for the Custody Account, together with all moneys received as principal, premium or interest with respect to the Bonds or as proceeds of the Policies pending disbursement as hereinafter provided.

              3. The Custodian shall retain custody of the Bonds for the benefit of the Holders of Receipts, and shall retain custody of each Policy for the benefit of the Holders of Receipts relating to Bonds insured under such Policy and for the benefit of the owners of Bonds insured under such Policy which have been withdrawn from the Custody account pursuant to paragraph 7 of Article II. The Holders of Receipts shall be the beneficial owners of the Bonds. The Holders of Receipts and the owners of Bonds withdrawn from the Custodv Account pursuant to paragraph 7 of Article II shall be the beneficiaries of the Policy under which the Bonds relating to such receipts or such Bonds withdrawn from the Custody Account are insured. The Custodian shall assume full responsibility and risk for the safekeeping of the Policies, all Bonds on deposit with it and all moneys received by it as principal, premium or interest on the Bonds, or as proceeds of the Policies, and shall bear all costs and expenses incurred by it as custodian of such Bonds and the Policies (subject to such reimbursement by Financial as may be agreed upon by the Custodian and Financial in separate agreements). The Holders of Receipts and the owners of Bonds shall not be liable for any such costs or expenses, except costs and expenses incurred in connection with (i) the withdrawal of the Bond or Bonds to which a Receipt relates and (ii) the transfer or exchange of Bonds withdrawn from the Custody Account pursuant to paragraph 7 of Article II.

              4. The Bonds (unless withdrawn from the Custody Account pursuant to paragraph 7 of of Article II), the Policies and all moneys received as principal, premium Or interest on the Bonds, or as proceeds of the Policies, shall remain in the custodv of the Custodian and shall be kept in a special account separate from the general assets of the Custodian; provided, that the Custodian may hold Bonds in its account with the Depository Trust Company or any other securities depository registered under Section 17(a) of the Securities Exchange Act of 1934, as amended (an "Authorized Depository"). The Bonds, the Policies and moneys received and held in the Custody Account will not be subject to any right, charge, security interest, lien or claim or any kind in favor of the Custodian or any person claiming through it. The Custodian shall not have the power or



                                       2.

authority to transfer, assign, hypothecate, pledge, or otherwise dispose of any of the assets of the Custodv Account to any person, except as expressly permitted by the provisions of this Agreement.

             5. Upon each delivery to the Custodian for deposit of Bonds in registered form, or of Bonds in bearer form which by their terms are exchangeable for Bonds in registered form, the Custodian shall, as soon as practicable, present such Bonds to the registrar or fiscal agent of the issuer of such bonds for registration or registration of transfer, as the case may be, in the name of the Custodian or its nominee. Such Bonds will be held in the name of the Custodian or its nominee in certificated form.

             Upon each delivery to the Custodian for deposit of Bonds in bearer form which are not exchangeable for Bonds in registered form, the Custodian shall hold such Bonds in the Custody Account in the form in which such Bonds were received.

             Except in the case of a Bond or Bonds originally issued in book-entry form only ("Book-Entry Bond"or "Book-Entry Bonds"), upon each delivery to the Custodian of Bonds for deposit, the Custodian shall record the Bond number in a register opposite the serial number of the Receipt or Receipts relating to such Bond. Upon delivery to the Custodian of appropriate notifications and instruments of transfer of Book-Entry Bonds to be held for its account pursuant to this Agreement, the Custodian shall cause the Authorized Depository holding such bonds to register such Bonds in the name of the Custodian or its nominee.

             6. The Custodian is authorized and directed to deliver any instrument or document necessary to obtain registration or registration of transfer of the Bonds and to obtain payment of principal, premium and interest thereon. The Custodian is further authorized to sign and file any declaration, affidavits, certificates of ownership or other documents required to service the Custody Account and to present for payment all Bonds or coupons thereon required to be presented as a condition to payment at the maturity or upon call for redemption thereof.

                                  ARTICLE II

                               TERMS OF RECEIPTS

             1. Each Receipt evidences ownership of all or a portion of the Bond or Bonds to which such Receipt relates, including a direct interest in the principal of and premium and interest on such Bond or Bonds in accordance with the provisions thereof.

             2. The Receipts shall be substantially in the form set forth in Exhibit A hereto, with such appropriate omissions, insertions, substitutions and variations as are permitted by this Agreement, including such as may result by a permitted amendment of this Agreement. The definitive Receipts shall be printed, lithographed or engraved, or a combination thereof, on steel engraved borders. Temporary Receipts may be provided for in accordance with Section 4 of this
Article II.

                                       3.

              The Receipts will be delivered by the Custodian in registered form. Receipts Issued with respect to Book-Entrv Bonds shall not be delivered other than to an Authorized Depository. The Receipts delivered by the Custodian will be available in the same denominations as the Bonds to which such Receipts relate (the "Authorized Denominations"); provided that without the consent of the Custodian no Receipt will be in a denomination less than $5,000. Receipts are issuable in an aggregate principal amount not exceeding the aggregate principal amount of all Bonds held by the Custodian to which such Receipts relate, except for Receipts executed and delivered in exchange for or in lieu of other Receipts pursuant to paragraphs 4 and 5 of this Article II, paragraphs I and of Article V and paragraph 2 of Article VI.

              3. The Receipts shall be executed on behalf of the Custodian by the manual signature of an authorized officer. No Receipt shall be entitled to any benefits under this Agreement, or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Custodian in the aforesaid manner. In case any person who shall have signed any of the Receipts shall no longer be a person authorized to sign Receipts before the Receipts so signed by him shall have been actually delivered, such Receipts shall be valid nevertheless, and may be delivered with the same effect as though the person who had signed such Receipts had not ceased to be such authorized person.

              The date of each Receipt shall be the original delivery date thereof.

              4. Pending the preparation of definitive Receipts, Financial may, at its option, instruct the Custodian to execute and deliver temporary Receipts which are printed, lithographed, typewritten, mimeographed or otherwise produced, in Authorized Denominations and substantially of the tenor of the definitive Receipts in lieu of which they are issued, with such appropriate omissions, insertions, substitutions and variations as are permitted by this Agreement.

              After the preparation of definitive Receipts, the temporary Receipts shall be exchangeable for definitive Receipts upon surrender of temporary Receipts at the corporate trust and agency office of the Custodian without charge to the Holder. Upon surrender to and cancellation by the Custodian of any one or more temporary Receipts, the Custodian shall execute and deliver in exchange therefor a like principal amount of definitive Receipts of Authorized Denominations relating to the same issue of Bonds.

              5. If any mutilated Receipts is surrendered to the Custodian, or the Custodian receives evidence of its satisfaction of the destruction, loss or theft of any Receipt, and there is delivered to the Custodian such security or indemnity as may be required by the Custodian to save it harmless, then, in the absence of notice to the Custodian that such Receipt has been acquired by a bona fide purchaser, the Custodian shall execute, by manual signature of an authorized officer, and deliver, in exchange for any such mutilated Receipt or in lieu of any such destroyed, lost or stolen Receipt, a new Receipt of like tenor and principal amount relating to the same issue of Bonds, bearing a number not contemporaneously outstanding.

              Upon the issuance of any new Receipt under this paragraph, the Custodian may require from the Holder thereof the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Custodian shall forthwith cancel any mutilated Receipt so surrendered.

                                       4.

             6. The Custodian has no responsibility for the payments due on the Receipts, except to receive payments on the Bonds from the Issuer thereof or payments from Financial pursuant to the Policies, as the case may be, and to apply such moneys in accordance with the provisions of the receipts and this Agreement.

             7. Each Holder of a Receipt, as the beneficial owner of a direct interest in a Bond or Bonds, shall have all the rights and privileges of an owner of that interest in such Bond or Bonds by the issuer thereof, the Custodian shall have the right to hold such Bond or Bonds on behalf of such Receipt Holder, except as provided in this paragraph. With respect to a Book-Entry Bond or Bonds, in the absence of a default on such Bond or Bonds by the issuer thereof, such Bond shall be held by an Authorized Depository for the account of the Custodian, and neither the Custodian nor the Receipt Holder shall have the right to hold such Bond.

             The Holder of a Receipt, other than a Receipt issued with respect to a Book-Entry Bond or Bonds, shall be entitled to delivery of the principal amount of Bonds at the time represented by such Receipt in any form and denomination in which such Bonds are authorized to be issued and which such Holder shall request, (i) upon surrender of such Receipt, on behalf of such Holder, by a commercial bank or trust company or other financial institution or by a member of the New York Stock Exchange, Inc. (an "Authorized Intermediary") at the corporate trust and agency office of the Custodian and (ii) upon payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and of the fee of the Custodian for the withdrawal of Bonds (such fee not to exceed the sum of (a) $195 per transaction plus (b) $35 for each Bond certificate delivered in excess of one). Delivery of such Bonds may be made (i) in the case of registered Bonds, by the delivery of Certificates in the name of such Holder, or as ordered by him, and (ii) in the case of bearer Bonds, by the delivery of certificates with all unmatured coupons appertaining thereto, and
(iii) together, in each such case, with a statement of insurance (the "Statement of Insurance"), substantially in the form of Exhibit B hereto, affixed to each such Bond. On each Statement of Insurance affixed to a Bond by the Custodian pursuant to this paragraph, the Custodian shall enter the number of the Bond to which such Statement of Insurance relates and the name of the owner of such Bond. Such delivery shall be made without unreasonable delay.

             A Receipt surrendered or such purposes may be required by the Custodian to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and the Holder thereof shall execute and cause to be delivered to the Custodian a written order directing the Custodian to cause the Bond or Bonds being withdrawn to be delivered to any Authorized Intermediary on behalf of the person or persons designated in such order. Thereupon the Custodian shall deliver to the Authorized Intermediary designated in the order delivered to the Custodian as above provided, the principal amount of Bonds represented by such Receipt with a Statement of Insurance affixed to each such Bond.

             The withdrawal of each Bond from the Custody Account pursuant to this paragraph shall be recorded on the book maintained by the Custodian for such purpose.

                                       5.

             Upon any withdrawal of Bonds pursuant to this paragraph, the Custodian shall no longer receive payments of principal, premium or interest on such Bonds, or notices or solicitations relating to such Bonds. In addition, as a condition to the maintenance of insurance on such Bonds:

             (i) The owner of any bearer Bond withdrawn pursuant to this paragraph shall be required, upon any subsequent change of ownership of such Bond, to surrender such Bond, with the related Statement of Insurance affixed, through an Authorized Intermediary to the Custodian for recordation of transfer on the books maintained by the Custodian for Bonds withdrawn pursuant to this paragraph. The Custodian shall thereupon affix to the Bond so surrendered a new Statement of Insurance, bearing the number of such Bond and the name of the transferee or transferees, and shall redeliver such Bond, with the new Statement of Insurance affixed, to the Authorized Intermediary.

             (ii) The owner of any registered Bond withdrawn pursuant to this paragraph shall be required, in order to register the transfer of or exchange such Bond, to surrender such Bond, with the related Statement of Insurance affixed, through an Authorized Intermediary to the Custodian, accompanied by an appropriate instrument or instruments of transfer or endorsement in form satisfactory to the Custodian. The Custodian shall, as soon as practicable, (a) present such Bond on behalf of the owner to the registrar or fiscal agent of the issuer of such Bond for registration of transfer or exchange thereof in the name of the transferee or transferees designated by such owner and (b) record such transfer or exchange on the books maintained by the Custodian for Bonds withdrawn pursuant to this paragraph. The Custodian shall thereupon affix to each new Bond issued upon such transfer or exchange a new Statement of Insurance, bearing the number of the new Bond and the name of the transferee or transferees, and shall deliver the new Bond, with the new Statement of Insurance affixed, to the Authorized Intermediary. The Custodian may require from the transferee or transferees payment of any costs and expenses incurred by the Custodian in effecting such registration of transfer or exchange and of the fee of the Custodian for effecting such registration of transfer and exchange (such fee not to exceed S35 for each Bond certificate redelivered by the Custodian).

             The owner of any Bond with a Statement of Insurance affixed may redeposit such Bond for the Custody Account by surrendering such Bond, with the related Statement of Insurance affixed, through an Authorized Intermediary to the Custodian. Each Bond surrendered for redeposit pursuant to this paragraph shall be accompanied by an appropriate instrument or instruments of transfer or endorsement in form satisfactory to the Custodian, together with a written order of such owner directing the Custodian to deliver a Receipt or Receipts relating to such Bonds to any Authorized Intermediary on behalf of such owner. The Custodian, subject to the terms and conditions of this Agreement, shall thereupon deliver to the Authorized Intermediary designated in such order a Receipt or Receipts in the Authorized Denominations requested by such owner. The Custodian may require from the owner of any Bond surrendered for redeposit payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the transfer of such Bond or the issuance of such Receipt therefor and any other expenses connected therewith.

             Any bearer Bond surrendered for redeposit pursuant to this paragraph shall have attached thereto all unmatured coupons.

                                       6.

              The Custodian shall not be obligated to permit withdrawal or redeposit of any Bond pursuant to this paragraph (i) between the recorded date for such Bond and the related interest payment date or (ii) during any period in which the registrar or fiscal agent of the issuer of such Bond is not obligated to register the transfer of or exchange such Bond.

                                  ARTICLE III

                 PAYMENTS ON THE RECEIPTS, NOTICES AND REPORTS

               1. The Custodian shall receive payment of principal of and premium and interest on the Bonds from the issuer thereof on behalf of Receipt Holders and shall apply such moneys to the payment of the related Receipts in accordance with the provisions of the Receipts and this Agreement. Pending such payments, all moneys shall be received and held in trust by the Custodian. The Custodian shall not be entitled to make any deductions to compensate itself for its services or to reimburse itself for its expenses hereunder.

               2. Whenever the Custodian shall receive payment of principal, premium or interest on the Bonds from the issuer thereof, the Custodian shall, not later than the business day following receipt of payment, distribute the amount thus received to the Holders of Receipts entitled thereto, in proportion to the principal amount of Bonds represented by the Receipt or receipts held by them respectively. Such distributions by the Custodian shall be made by check in New York Clearing House funds. Payments in respect of interest shall be distributed, not later than the business day following receipt of payment, to the Holder of each Receipt on the record date for the Bonds to which such Receipt relates, or, if the Bonds to which a Receipt relates do not provide for a record date, on the fifteenth day prior to such payment date (the 'Record Date"). The Holders of Receipts relating to such Bonds on such Record Date shall be entitled to receive the amount distributable by the Custodian with respect to such payment in proportion to the principal amount of Bonds represented by the Receipt or receipts held by them respectively. Receipts must be presented and surrendered to the Custodian for payment upon redemption or at maturity.

               3. Payments on the Receipts shall be made at the corporate trust and agency office of the Custodian in the Borough of Manhattan, The City of New York, in accordance with the terms of the Receipts.

               4. Upon receipt of any notice of default or of any meeting of Bondholders, or if the issuer of any Bond shall solicit from the holders thereof any request, demand, authorization, direction, notice, consent, waiver or other act, the Custodian shall, as soon as practicable after receipt of such notice or solicitation, mail to the Holders of the Receipts relating to such Bonds a notice which shall contain (a) such information as is contained in such notice or solicitation and (b) if applicable, a statement that the Holders of Receipts at the close of business on a specified record date will be entitled, subject to any applicable provisions of law, to instruct the Custodian as to the exercise of the voting rights pertaining to the number of Bonds represented by their respective Receipts or as to the giving of such request, demand, authorization, direction, notice, consent, waiver or other act, and a brief statement as to the manner in which such instruction may be given.

                                       7.

 Upon the written request of a Holder of a Receipt on such record date, received on or before the date established by the Custodian for such purpose, the Custodian shall endeavor insofar as practicable to act in accordance with the instructions set forth in such request.

                                  ARTICLE IV

                                BOND INSURANCE

               1. On or prior to the date of each deposit of Bonds with the Custodian hereunder, Financial shall furnish to the Custodian a Policy of municipal bond insurance with Schedule A Attached thereto describing the Bonds to be deposited on such date.

               2. (a) In the event that the issuer of any Bond or Bonds deposited with the Custodian shall fail to make all or a portion of a required payment of principal of or interest on such Bonds on the stated maturity date thereof or on the date on which such Bonds shall have been called for mandatory sinking fund redemption or for mandatory redemption as a result of a determination of taxability (but not any such payment which is due for any other reason prior to the stated maturity date thereof, including by reason of acceleration), or if the Custodian shall receive written notice from the owner of a Bond withdrawn from the Custody Account pursuant to paragraph 7 of Article II that the issuer of such Bond shall have failed to make all or a portion of any such payment, then the Custodian shall immediately file a claim with Financial. Such action by the Custodian shall in all respects be made in compliance with the terms of the applicable Policy. Nothing in this Agreement shall be construed as a limitation on the provisions of any Policy, and in the event the Custodian shall fail to comply with the provisions of this Agreement, Financial shall still be obligated to make payment in accordance with the provisions of the applicable Policy.

               (b) By his acceptance of the Receipts or of Bonds with Statements of Insurance affixed, each Holder of Receipts and each owner of such Bonds hereby designates, appoints, authorizes and directs the Custodian to act as his attorney-in-fact as follows:

                      (i) if and to the extent a deficiency exists in amounts
               required to pay interest on the Bonds to which such Receipts relate or on such Bonds with Statements of Insurance affixed, to execute and deliver an appropriate instrument of assignment to Financial for each of the claims for interest to which such deficiency relates; and

                      (ii) if and to the extent a deficiency exists in amounts
               required to pay principal of the Bonds to which such Receipts relate or of such Bonds with Statements of Insurance affixed, to execute and deliver an appropriate instrument of assignment to Financial of any of the Bonds the principal amount of which has not previously been paid or for which moneys are not held by the Custodian and available for payment.

                                       8.

                In each case in which the Custodian shall receive, as attorncy-in-fact for each Holder of Receipts or each owner of Bonds with Statements of Insurance affixed, in accordance with the tenor of the applicable Policy, payment from Financial with respect to the claims for interest so assigned or the assignment of Bonds, whichever is applicable, the Custodian shall disburse such sums to the Holders of Receipts or the owner of Bonds with Statements of Insurance affixed which are entitled thereto in accordance with this Agreement. Payments disbursed by the Custodian from proceeds of the applicable Policy shall not be considered to satisfy payments required to be made by the issuer of such Bonds, and Financial shall become the owner of such unpaid Bonds and claims for principal or interest thereon in accordance with the tenor of the assignment made to it. Irrespective of whether any assignment is executed and delivered, the Custodian, each Holder of the Receipts and each owner of Bonds with Statements of Insurance affixed hereby agree for the benefits of Financial that (a) they recognize that to the extent Financial makes payments on account of principal of or interest on the Bonds to the Holders of such Receipts or owners of such Bonds, Financial will be subrogated to the rights of such Holders and owners to receive such principal and interest from the issuer thereof as provided in this Article and the Bonds, and (b) the Custodian will accordingly pay to Financial such principal and interest as shall be received by it as provided in this Article and the Bonds, but only from sources and in the manner provided herein for the payment of principal of and interest on the Bonds, and will otherwise treat Financial as the owner of such rights to principal and interest.

               (c) Anything in this Agreement notwithstanding the Custodian shall not be obligated to take any action of any kind with respect to any Policy, other than holding such Policy in safekeeping, until it has actual knowledge of a default in the payment of the principal of or interest on any Bonds insured under such Policy. The Custodian has no responsibility for the payment of premiums due on any Policy.

               3. Upon default by Financial in the payment of any amounts due under a Policy, each Holder of Receipts relating to Bonds insured under such Policy or owner of Bonds insured under such Policy which have Statements of Insurance affixed, as the real party in interest, shall have the right to proceed directly and individually against Financial or the issuer of such Bonds, in whatever manner such Holder or owner deems to be appropriate. In such event, the Holder of Receipts or the owner of Bonds with Statements of Insurance affixed is not required to act in concert with other Holders of Receipts or other such owners or with the Custodian. The Custodian is not authorized to assert the rights and privileges of the Holders of Receipts or the owners of Bonds with Statements of Insurance affixed and has not duty to do so. No provision of this Agreement or any document or instrument delivered in furtherance of the provisions hereof shall provide otherwise.

                                       9.

                                   ARTICLE V

                            TRANSFERS AND EXCHANGES

              1. The Custodian shall maintain books on which each Receipt executed and delivered under this Agreement and the transfer or exchange of such Receipt shall be registered and, except with respect to a Book-Entry Bond or Bonds, on which transfers and exchanges of Bonds withdrawn pursuant to paragraph 7 or Article 11 shall be recorded. Subject to the terms and conditions of this Agreement, the Custodian shall register transfers and exchanges on its transfer books from time to time of Receipts upon anv surrender of a Receipt by the Holder in person or by duty authorized attorney, properly endorsed or accompanied by proper instruments of transfer at the corporate trust and agency office of the Custodian in the Borough of Manhattan, The City of New York, and the Custodian shall record transfers and exchanges of Bonds withdrawn pursuant to paragraph 7 of Article 11 in accordance with the terms of such paragraph; provided, however, that with respect to a Book-Entry Bond or Bonds, no transfer of a Receipt shall be registered unless the transferee is an Authorized Depository.

             Upon surrender for registration of transfer of any Receipt at the above office of the Custodian, the Custodian shall execute and deliver, in the name of the transferee or transferees, one or more new Receipts, as the case may be, of any Authorized Denomination or Denominations of a like aggregate principal amount and relating to the same issue of Bonds.

             2. At the option of the Holder thereof, Receipts may be exchanged for other Receipts relating to the same issue of Bonds, of any Authorized Denomination or Denominations and of a like aggregate principal amount, upon surrender of the Receipts to be exchanged at any designated office of the Custodian. Whenever any Receipts are so surrendered for exchange, the Custodian shall execute and deliver the Receipts which the Holder making the exchange is entitled to receive.

             3. All Receipts so presented or surrendered for registration of transfer or exchange shall forthwith be cancelled by the Custodian.

             4. No service charge to the Holder shall be made for any registration of transfer of Receipt, but the Custodian may require from the transferee or transferees payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Receipts.

             5. All Receipts delivered upon any registration of transfer or exchange of Receipts shall evidence the same obligation, and be entitled to the same rights and privileges, as the Receipts surrendered upon such registration of transfer or exchange.

             6. Every Receipt presented or surrendered for registration of transfer or (if required by he Custodian) for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Custodian duly executed by the Holder thereof or his attorney duly authorized in writing.

                                      10.

                                  ARTICLE VI

                            REDEMPTION OF RECEIPTS

               I. Upon receipt by the Custodian of notice of redemption of any Bond or Bonds deposited for the Custody Account, the Custodian shall, as soon as practicable thereafter, mail to the Holders of Receipts relating to such Bond or Bonds a notice containing such information as is contained in such notice of redemption and specifying the numbers of the Receipts to be redeemed (and, in the case of any Receipt which is to be redeemed in part, the portion thereof to be redeemed, which shall be a principal amount equal to the minimum Authorized Denomination or a multiple thereof). If less than all the Bonds of a particular issue are to be redeemed, the Custodian shall select by lot, in such manner as it shall deem fair and appropriate, the Receipts to be so redeemed. The Custodian shall also, as soon as practicable after receipt of notice of redemption of any Bonds, give notice of such redemption to Financial.

               In the event of a redemption in part, the Custodian shall not be required (i) to register the transfer of or exchange Receipts for a period of fifteen days preceding the selection of Receipts for redemption or (ii) to register the transfer of or exchange any Receipt, or portion thereof, selected for redemption.

               2. Any Receipt which is to be redeemed in part only shall be surrendered at the corporate trust and agency office of the Custodian, and the Custodian shall execute and deliver to the Holder of such Receipt a new Receipt or Receipts, of any Authorized Denomination as requested by such Holder, in any aggregate principal amount equal to and in exchange for the unrcdeemed portion of the Receipt so surrendered.

                                  ARTICLE VII

                                 THE CUSTODIAN

               1. The Custodian undertakes to perform such duties and only such duties as specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Custodian. The Custodian shall not have by reason of this Agreement any fiduciary relationship in respect of the Holders of the Receipts or in respect of the owners of Bonds with Statements of Insurance affixed, except to file claims under the applicable Policy under the conditions and in accordance with the provisions of
 Article IV.

               The Custodian assumes no obligation nor shall it be subject to any liability under this Agreement to Holders of Receipts or to owners of Bonds with Statements of Insurance affixed (including, without limitation, liability with respect to the validity or worth of any Bonds or any Policy), other than it agrees to use its best judgment and good faith in the performance of such duties as are specifically set forth in this Agreement. The Custodian shall not be liable to anv Receipt Holder or to the owner of any Bond with a Statements of Insurance affixed for any act or thing to be done or performed under the terms of this Agreement, or for anv delay in acting or performing of for any nonaction or

                                      11.

 nonperformance, if the Custodian shall be prevented or forbidden from acting or performing by reason of any present or future law or regulation of the United States of America or any other governmental agency or authority, or by reason of any other circumstance be, and its control.

               The Custodian may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, Receipt, Bond, Policy, Statements of Insurance, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

               The Custodian may consult with counsel of its own choice and shall have full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance on the opinion of such counsel. The Custodian may perform such duties hereunder either directly or by or through agents or attorneys.

               The Custodian may treat the registered owner of any Receipt as the owner thereof for the purposes of receiving payment in respect of the Bonds to which such Receipt relates and for all other purposes, whether or not any such Receipt shall be overdue, and the Custodian shall not be affected by any notice to the contrary. The Custodian shall be under no obligation to appear in, prosecute or defend any action suit or other proceeding in respect of any Bonds, any Policy or any Receipts which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

               3. Except for the authority and authenticity of any signatures of officers of the Custodian appearing on the Receipts, the Custodian makes no representations as to the validity or sufficiency of the Receipts, the validity or worth of the Bonds or the validity or sufficiency of any Policy or any Statements of Insurance.

               4. The Custodian, in its individual or any other capacity, may become the owner of pledgee of Receipts with the same rights in would have if it were not the Custodian.

               5. The Custodian shall be a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, authorized to act as Custodian, having a combined capital and surplus of at least $25,000,000, subject to supervision or examination by Federal or State authority, and having an office for the acceptance and delivery of Bonds and Receipts or employing an agent for such purpose in the Borough of Manhattan, The City and State of New York.

               If at any time the Custodian shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in accordance with the provisions of paragraph 6 of this Article VII.

               6. The Custodian may resign at any time and Financial shall thereupon appoint a successor Custodian. If an instrument of acceptance by a successor Custodian shall not have been delivered to the Custodian within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                                      12.

               Notice of each resignation shall be given to Financial and shall be given once by publication in the English language In a financial journal of general circulation published on each business day in The City of New York, New York, and such notice shall be mailed to the address of the registered Holder of each Receipt and the owner of each Bond with a Statement of Insurance affixed.

               Every successor Custodian appointed hereunder shall execute, acknowledge and deliver to Financial and the retiring Custodian an instrument accepting such appointment and thereupon the resignation of the retiring Custodian shall become effective and such successor Custodian shall become vested with all the rights and duties of the retiring Custodian. The retiring Custodian shall, upon payment of its charges, duly assign, transfer and deliver to such successor Custodian the Policies and all records, Bonds, Receipts, Statements of Insurance and moneys held by such retiring Custodian hereunder.

               No successor Custodian shall accept its appointment unless at the time of such acceptance such successor Custodian shall be eligible under this Article.

               7. Any corporation or national banking association into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to all or substantially all of the custodian business of the shall be a party, or any corporation succeeding to all or substantially all of the custodian business of the Custodian, shall be the successor of the Custodian hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of the parties hereto.

                                 ARTICLE VIII

                                 MISCELLANEOUS

               1. This Agreement will be governed by the laws of the State of New York.

               2. Any notice or other instrument in writing which is authorized or required by this Agreement to be given to Financial shall be sufficiently given if addressed to Financial and received by Financial at its offices at 175 Water Street, 15th Floor, New York, New York 10038, Attention: President, or at such other place as Financial may from time to time designate in writing.

               3. Any notice or other instrument in writing which is authorized or required by this Agreement to be given to the Custodian shall be sufficiently given if addressed to the Custodian, and received by the Custodian at its offices at 127 John Street, 20th Floor, New York, New York 10038, Attention: Corporate Trust Division, or at such other place as the Custodian may from time to time designate in writing.

               4. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns.

                                      13.

             5. Financial and the Custodian may enter into one or more amendments, modifications or supplements hereto, without the consent of the Holders of the Receipts or the owners of Bonds with Statements of Insurance affixed, which shall not adversely affect the interests of any Receipt Holder or owner of a Bond with a Statement of Insurance affixed, to cure any ambiguity, to provide for the issuance, at a future date, of Receipt in bearer form if and when United States tax laws so permit, to correct or supplement anv provision contained herein or in any supplement hereto which may be defective or inconsistent with any other provision herein or in any supplement hereto, or to otherwise amend, modify or supplement this Agreement or any supplement hereto. In addition, this Agreement may be amended or modified by Financial and the Custodian to make provisions with respect to a particular issue of Bonds to be deposited hereunder; provided that no such amendment or modification shall affect the Holder of any Receipt theretofore executed and delivered pursuant to this Agreement or the owner of any Bond to which a Statement of Insurance previously has been affixed pursuant to this Agreement.

             6. (a) If at any time it shall be determined that the Custodian shall be prevented or forbidden from acting or performing any of its duties under the terms of this Agreement by reason of any present or future law or governmental agency or authority, then this Agreement shall be amended to delete here from those duties that the Custodian is so prevented or forbidden from performing, and if the Custodian is so prevented from performing all or substantially all of its duties hereunder, then this Agreement may be terminated by either of the parties hereto upon 90 days' written notice.

                (b) Whenever all of the Bonds and Receipts shall have been paid at maturity and all fees required hereunder shall have been paid, then this Agreement shall terminate.

             IN WITNESS WHEREOF, FINANCIAL GUARANTY INSURANCE COMPANY and SECURITY PACIFIC NATIONAL TRUST COMPANY (NEW YORK) have caused this Custodian Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                 FINANCIAL GUARANTY INSURANCE COMPANY


                                 By  /s/
                                    ------------------------------

                                 SECURITY PACIFIC NATIONAL TRUST
                                  COMPANY (NEW YORK)


                                 By  /s/
                                    ------------------------------

September 1, 1987

                                      14.

                                  APPENDIX I

             RECEIPTS WILL BE IN SUBSTANTIALLY THE FOLLOWING FORM

REGISTERED                                                      REGISTERED

NUMBER
TCR                                               $                Dollars

               TRANSFERABLE CUSTODIAL RECEIPT FOR INSURED BONDS
                         INSURED BY FINANCIAL GUARANTY
                               INSURANCE COMPANY
       SECURITY PACIFIC NATIONAL TRUST COMPANY (NEW YORK), AS CUSTODIAN
           (Not an Interest in or Debt Obligation of the Custodian)

This Receipt evidences the ownership of the following Bonds (the "Bonds"):
                        Date               Interest            Interest
 Interest                of                Payment             Record
  Date                 Issue               Date(s)             Date(s)


 Uninsured             Insured             Trading
 CUSIP No.            CUSIP No.            Denominations       Maturity

 Registered Owner

 Issue Description:

 Principal Amount

                 The Bonds and the insurance policy hereinafter mentioned (the "Policy") are being held in a custody account by, or for the account of, Security Pacific National Trust Company (New York), as Custodian, pursuant to the terms of a custody agreement dated as of September 1, 1987, the ("Custody Agreement"), pursuant to which this and other Receipts are registered and delivered by the Custodian. The terms and conditions of the Custody Agreement are hereby incorporated in this Receipt as if fully set forth herein. The holder hereof hereby assents to all of the terms and provisions of the Custody Agreement, a copy of which is available for inspection at the corporate trust and agency office of the Custodian. The Bond or Bonds to which this Receipt and other Receipts relate, the Policy and interest and principal payments received by the Custodian pending their disbursement will be held by the Custodian in custody for the benefit of holders of Receipts at Security Pacific National Trust Company (New York), in New York, New York. The Custodian assumes full responsibility and risk for the safekeeping of the custody account.

                Reference is hereby made to the further provisions of this Receipt set forth on the reverse side hereof, and such further provisions shall for all purposes have the same effect as if set forth on the front side hereof.

                                      15.

              IN WITNESS WHEREOF, the Custodian has caused this Receipt to be executed in Its name by the facsimile signature of an authorized officer and attested by the manual signature of an authorized signer thereof, all as of the date of attestation.

Date Issued:

ATTEST:
                                                Security Pacific National
                                                 Trust Company (New York)

                                                By: [Facsimile Signature]
SEAL


----------------------------
  Authorized Signatory

                                      16.

                                     (Reverse of Receipt)

              The Bond or Bonds to which this Receipt relates are held either directly by the Custodian or for the account of the Custodian with the Depository Trust Company or other securities depository registered under Section 17(a) of the Securities Exchange Act of 1934, as amended (an Authorized Depository"). Such Bonds, if held directiy by the Custodian and if registrable as to principal and interest or as to principal alone, are registered on the books of the registrar for such Bonds in the name of the Custodian. If such bonds are originally issued in book-entry form and are held by an Authorized Depository ("Book-Entry Bonds"), such Bonds are registered on the books of such Authorized Depository in the name of the Custodian. If such Bond or Bonds are held directly by the Custodian and are issuable solely as bearer Bonds, the Custodian shall present the appurtenant coupons for payment on the payment date thereof. If such Bonds are held directly by the Custodian the Custodian shall present each Bond for payment on the maturity date thereof or on such prior date as such Bond shall have been called for earlier redemption. The Custodian shall remit all payments of principal of and interest on such Bonds by mail to the registered owner of this Receipt as received; provided, that with respect to such principal payments, the holder of this receipt shall first present and surrender this Receipt, at the corporate trust and agency office of the Custodian in New York, New York. If a portion of the Bond or Bonds to which this Receipt relates shall be called for redemption, a new Receipt stating a principal amount equal to the unredeemed portion of the Bond or Bonds to which this Receipt relates will be issued to the registered owner hereof upon the surrender of this Receipt to the Custodian. If less than all of the Bonds of a particular issue held by the Custodian are to be redeemed, the Custodian shall select by lot the Receipt or Receipts to which said redeemed Bonds relate.

              All payments of principal and interest on Bonds shall be made to the registered owner of this Receipt by the Custodian in New York Clearing House funds. The Custodian is not entitled to make any deductions from such payments to compensate itself for its services or expenses incurred in connection therewith. The Custodian has no responsibility for the payments of principal and interest on the Bonds other than to remit such payments not later than the business day following the date any such payment is received by the Custodian to the registered owner of this Receipt and to file claims under the Policy in the event of nonpayment of such amounts by the issuer of the Bonds, as hereinafter described.

              If the issuer of the Bond or Bonds covered by this Receipt (the "Issuer) defaults in the payment of the principal or interest on said Bond or Bonds when due, the registered owner hereof, as the real party in interest shall have the right to proceed directly against the Issuer unless such payment shall be made pursuant to the Policy. Upon receipt by the Custodian of any notice of default or of any meeting of Bondholders, or of any solicitation by the Issuer of the Bondholders, the Custodian shall mail to the registered owner of this Receipt a notice containing the information received by the Custodian. Upon receipt by the Custodian of instructions of the registered owner of this Receipt pertaining to any said notice, the Custodian shall endeavor to act in accordance with said instructions.

              The payments of principal and interest on the Bond or Bonds covered by this Receipt are insured under the Policy by FINANCIAL GUARANTY INSURANCE COMPANY ("Financial Guaranty"), as more fully described in the Statement of Insurance printed hereon.

                                      17.

              The registered owner agrees, in consideration of the issuance of the Policy, that in the event that the Issuer does not make payments of principal and interest when due on the Bond or Bonds covered by this Receipt, the Custodian shall, as attorney-in-fact of said owner, make a claim for payment under the Policy with respect to the Bond or Bonds covered by this Receipt. In order to obtain payments under the Policy with respect to defaults by the Issuer in the payment of interest on the Bonds, the Custodian shall execute and deliver an appropriate instrument of assignment to Financial Guaranty of each installment of interest on the Bonds to be paid by Financial Guaranty. In order to obtain payments under the Policy with respect to defaults by the Issuer in the payment of principal of the Bonds, the Custodian shall execute and deliver an appropriate instrument of assignment to Financial Guaranty of each Bond, the principal amount of which is to be paid by Financial Guaranty. Upon any such payment by Financial Guaranty, Financial Guaranty shall become the owner of the Bond or Bonds, appurtenant coupon(s) or right to payment of principal or interest on such Bond or Bonds so paid and the registered owner hereof shall have no further rights with respect to any Bond or Bonds or portion thereof so paid.

              Upon any default by Financial Guaranty in the payment of any amounts due under the Policy, the registered owner of this Receipt shall have the right to proceed directly and individually against Financial Guaranty or the Issuer in whatever manner said registered owner deems appropriate and is not required to act in concert with other holders of Receipts or of Bonds with affixed Statements of Insurance or with the Custodian. The Custodian is not authorized to assert the rights and privileges of holders of Receipts or of Bonds with affixed Statements of Insurance.

              This receipt may be exchanged, at the option of the registered owner hereof, for one or more Receipts evidencing ownership of an equal aggregate principal amount of Bonds covered by this Receipt in any Authorized Denomination at the principal office of the Custodian in New York, New York, upon payment of any tax or other governmental charge levied for such exchange; provided, however, that without the consent of the Custodian no Receipt will be issued in a denomination less than $5,000.

              Ownership of this Receipt is transferable on the transfer books of the Custodian maintained for registration of transfer, by the registered owner hereof or his duly authorized attorney, upon surrender of this Receipt together with the Assignment contained hereon properly endorsed; provided, however, in the case of a Book-Entry Bond or Bonds that the transferee must be an Authorized Depository. Upon surrender for registration of transfer of this Receipt at the corporate trust and agency office of the Custodian in New York, New York, the Custodian shall execute and deliver, in the name of the transferee or transferees, one or more Receipts, as the case may be, evidencing ownership of a principal amount of Bonds of any Authorized Denomination or Denominations equal in aggregate principal amount to the principal amount of Bonds the ownership of which is evidenced hereby. No service charge to the registered owner hereof shall be made by the Custodian for any registration of transfer of this Receipt, but the Custodian may require payment of a sum sufficient to cover any tax or governmental Charge that may be imposed in connection with any such registration of transfer.

                                      18.

              In the event that this Receipt is mutilated or lost, and there is delivered to the Custodian such security or indemnity as may be required by the Custodian to save it harmless, then upon surrender of such mutilated Receipt to the Custodian for Cancellation, or receipt by the Custodian of evidence satisfactory to it that such Receipt has been destroyed, lost or stolen (in the absence of notice to the Custodian that such Receipt has been acquired by a bona fide purchaser), the Custodian shall execute and deliver a new Receipt of like tenor and principal amount to the Receipt which has been mutilated, destroyed, lost or stolen. Upon the issuance of a new Receipt in accordance with this paragraph, the Custodian may require the payment of a sum sufficient to cover anv tax or governmental charge that may be imposed in connection with the issuance of a replacement Receipt.

              Except in the case of Receipts issued with respect to Book-Entry Bonds, the registered owner hereof, at his option, is entitled to obtain delivery of the Bond or Bonds covered by this Receipt. Such delivery is not required for receipt by the registered owner hereof of payments of principal and interest on the Bonds. However, upon request to the Custodian, the Custodian shall obtain said Bond or Bonds for the registered owner hereof, in any form issued and which said registered owner shall request, which shall be delivered to the registered owner hereof upon surrender at the corporate trust and agency office of the Custodian of this Receipt, on behalf of the registered owner by a commercial bank or trust company or other financial institution, or by a member of the New York Stock Exchange, Inc. (an "Authorized Intermediary"), together with the Acknowledgment of Delivery of Bonds contained hereon properly endorsed, accompanied by a written order of the registered owner hereof directing the Custodian to cause the Bond or Bonds to be delivered to an Authorized Intermediary on behalf of such registered owner, The registered owner shall be required to pay the Custodian a fee equal to the sum of (a) $195 plus (b) $35 for each Bond certificate delivered in excess of one, or such lesser amount as shall be specified by the Custodian, for such delivery, in addition to any tax or governmental charge levied in connection therewith. In addition, if the registered owner shall have obtained such delivery, the Custodian shall no longer obtain payments of principal or interest on the Bonds from the Issuer on behalf of the registered owner other than payments which were accrued and unpaid to the registered owner at the time of delivery of said Bonds and are subsequently received by the Custodian. The Custodian shall not be required to obtain the delivery of any Bond or Bonds covered by this Receipt between the record date for such Bond or Bonds and the related interest payment date or during any period in which a registrar of such Bond or Bonds is not obligated to register the transfer of or exchange of such Bond or Bonds.

              Each Bond delivered to the registered owner hereof in accordance with the preceding paragraph shall have affixed to it by the Custodian prior to such delivery a Statement of Insurance as evidence that such Bond is insured under the Policy and setting forth the bond number and designation of such Bond and naming such registered owner as the insurance beneficiary. Said owner is hereby notified that as a condition to the maintenance of the coverage provided by the Policy with respect to said Bond or Bonds, said owner shall be required to surrender such Bond or Bonds to an Authorized Intermediary for delivery to the Custodian in order to record any subsequent transfer of said Bond or Bonds on the books maintained by the Custodian for Bonds which are not held by the Custodian, notwithstanding that said Bond or Bonds may at the time be in bearer form. In addition, in the event that any such Bond or Bonds is at the time held in registered form (whether registered as to principal and interest or as to principal alone),

                                      19.

other than registered to bearer, in order to maintain the coverage provided by the Policy with respect to such Bond, it shall be necessary for any exchange or transfer of such Bond to deliver said Bond to an Authorized Intermediary for delivery to the Custodian with the Statement of Insurance affixed, and the Custodian shall remove and cancel the Statement of insurance affixed to said Bond and shall deliver such Bond to the registrar therefor and shall obtain the new Bond or Bonds requested by the owner registered in accordance with such owner's instructions. Prior to delivering said Bond or Bonds to an Authorized Intermediary on behalf of the owner or owners thereof, the Custodian shall affix to each Bond a new Statement of Insurance setting forth the bond number and designation of the Bond and the name of the insurance beneficiary, which, in the case of a transfer, shall be the new owner of said Bond. Any owner causing delivery of a Bond to the Custodian in connection with any exchange or transfer thereof shall be required to pay the Custodian a fee of $35 for each Bond certificate redelivered by the Custodian, or such lesser amount as the Custodian shall specify, in addition to anv tax or governmental charge levied in connection therewith and any charge levied by the Issuer or the registrar of said Bond.

              The owner of any Bond to which a Statement of Insurance is attached may provide for the redeposit of said Bond with the Custodian through an Authorized Intermediary in exchange for a Receipt issued in the name of said owner fir said Bond. Such Receipt will be issued by the Custodian upon surrender at the corporate trust and agency office of the Custodian of said Bond, together with an assignment of said Bond to the Custodian in form satisfactory to the Custodian executed by said owner with the signature thereof guaranteed by an Authorized Intermediary. Said Bond and assignment shall be accompanied by a written order of said owner directing the Custodian to cause the Receipt to be delivered to an Authorized Intermediary. The owner of said Bond shall be required to pay any tax or governmental charge levied in connection with the transfer of said Bond or issuance of said Receipt therefor and any other expenses connected therewith.

              The Custodian may treat the person in whose name this Receipt is registered as the owner hereof for the purpose of receiving payments of principal and interest on the Bond or Bonds covered hereby and shall treat the party in whose name this Receipt is registered as the party entitled to receive payments of claims under the Policy with respect to the Bond or Bonds covered hereby. The Custodian shall treat the party named as the insurance beneficiary in any Statement of Insurance affixed to a Bond not held by the Custodian as the party entitled to payments of claims under the Policy with respect to such Bond.

              The Custodian assumes no obligation nor shall it be subject to any liability to the registered owner of this Receipt other than it agrees to use its best judgment and good faith in the performance of the duties specifically set forth herein.

              The Custodian shall at all times be a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, authorized to act as Custodian, having a combined capital and surplus of at least $25,000,000, subject to examination by Federal or State authority and having an office or an agent for acceptance and delivery of Bonds and Receipts in the Borough of Manhattan, City and State of New York.

                                      20.

              The Custodian may resign at any time and shall resign if it shall cease to meet the requirements of the preceding paragraph and Financial Guaranty shall thereupon appoint a successor Custodian. Notice of anv such resignation and the appointment of a successor Custodian shall be mailed to the address of the registered owner of this Receipt set forth on the books of the Custodian.

              This Receipt shall not be valid or become obligatory for any purpose unless and until duly executed by the Custodian.

              The terms and provisions of this Receipt will be governed by the laws of the State of New York.

                                      21.

                              STATEMENT OF INSURANCE

Financial Guaranty Insurance Company ("Financial Guaranty") has issued a policy containing the following provisions with respect to the Bonds designated in this Receipt, such policy being on file at the corporate trust and agency office of
Custodian:

                     Financial Guaranty hereby unconditionally and irrevocably
              agrees to pay for disbursement to the Custodian that portion of the principal of and interest on the Bonds which is then due for payment and which the issuer of the Bonds (the "Issuer") shall have failed to provide to the paying agent therefor. Due for payment means, with respect to the principal, the stated maturity date thereof, or such earlier date on which the same shall have been called for mandatory sinking fund redemption or mandatory redemption as a result of a determination of taxability of the interest on the Bonds in accordance with the bond documents, but not any earlier date on which the payment of principal on the Bonds is due by reason of acceleration or otherwise, and with respect to interest, the stated date for payment of such interest.

                     Upon receipt of telephonic or telegraphic notice
              subsequently confirmed in writing, or written notice by registered or certified mail, from the Custodian to Financial Guaranty that the required payment of principal or interest has not been made by the Issuer to the Custodian, Financial Guarantv on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with Citibank, N.A. or its successor, as its agent (the "Fiscal Agent") sufficient to make the portion of such payment not paid by the Issuer. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the Custodian's right to receive such payment and any appropriate instruments of assignment required to vest all of such Custodian's right and the rights of the registered owner of the Transferable custodial Receipt for Insured Bonds to such payment in Financial Guaranty, the Fiscal Agent will disburse such amount to the Custodian.

                    The policy does not provide for any payment to the Custodian on behalf of a registered owner of the Transferable Custodial Receipt for Insured Bonds is such owner is the Issuer.

The policy is noncancelable for any reason.

                                           Financial Guaranty Insurance Company

                                      22.

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto

 ................................................................................
        (Name, Address and Taxpayer Identification Number of Assignee)

all its right, title and interest in and to the within Receipt and hereby
irrevocably constitutes and appoints            attorney to transfer the within
Receipt on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:          ....................

Signature(s) Guaranteed:

                                                    Notice: The signature on
                                                    this assignment must
                                                    correspond with the name as
                                                    written upon the face of
                                                    this Receipt, in every
                                                    particular, without
                                                    alteration or enlargement or
                                                    any change whatsoever.

                          ------------------------

         THE FOLLOWING ACKNOWLEDGMENT IS REQUIRED FOR ALL BONDS OTHER
             THAN BONDS ORIGINALLY ISSUED IN BOOK-ENTRY FORM ONLY.

                      ACKNOWLEDGMENT OF DELIVERY OF BONDS

             The undersigned registered owner of the within Receipt acknowledges deliverv of all Bonds covered by this Receipt.

Dated:          ....................

Signature(s) Guaranteed:
                                                    Notice: The signature on
                                                    this assignment must
                                                    correspond with the name as
                                                    written upon the face of
                                                    this Receipt, in every
                                                    particular, without
                                                    alteration or enlargement or
                                                    any change whatsoever.

                                      23.

                                  APPENDIX II

                   THE STATEMENT OF INSURANCE DELIVERED WITH
               INSURED BONDS WITHDRAWN FROM CUSTODY IF PURSUANT
                 TO SECTION 7 OF ARTICLE 11 OF THIS AGREEMENT
                 WILL BE IN SUBSTANTIALLY THE FOLLOWING FORM:

              [To be Affixed to Bonds Not Held by the Custodian]

                            STATEMENT OF INSURANCE

              FINANCIAL GUARANTY INSURANCE COMPANY ("Financial Guaranty") has issued a policy containing the following provisions with respect to the Bond to which this Statement is attached, such policy being on file at the corporate trust and agency office of Security Pacific National Trust Company (New York), as Custodian:

              Financial Guaranty hereby unconditionally and irrevocably agrees to pay for disbursement to the Custodian that portion of the principal of and interest on the Bond which is then due for payment and which the issuer of the Bond (the "Issuer") shall have failed to provide to the paying agent for the Bond. Due for payment means, with respect to the principal, the stated maturity date thereof, or such earlier date on which the same shall have been called for mandatory sinking fund redemption or mandatory redemption as a result of a determination of taxability of the interest on the Bonds in accordance with the bond documents, but not any earlier date on which the payment of principal on the Bonds is due by reason of acceleration or otherwise, and with respect to interest, the stated date for payment of such interest.

              Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the Custodian to Financial Guaranty that the required payment of principal or interest has not been made by the Issuer to the Custodian, Financial Guaranty on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in account with Citibank, N.A., or its successor, as its agent (the "Fiscal Agent"), sufficient to make the portion of such payment not paid by the Issuer. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the Custodian's right to receive such payment and any appropriate instruments of assignment required to vest all of such Custodian's right to receive such payment and any appropriate instruments of assignment required to vest all of such Custodian's rights and the rights of the registered owner of the Custodial Receipt for Insured Bonds to such payment in Financial Guaranty, the Fiscal Agent will disburse such amount to the Custodian.

              The policy is noncancelable for any reason; provided, however, that in order to maintain the policy in effect with respect to the Bond attached hereto the following procedures must be observed:

                    7. If the Bond attached hereto is in bearer form or
              registered as to bearer, the owner must, prior to the transfer of the Bond to a new owner, tender the Bond with this Statement of Insurance attached through a commercial bank or trust company or other financial institution, or a member of the New York Stock Exchange, Inc. (an "Authorized Intermediary") to the Custodian who will remove this Statement of

                                      24.

              Insurance and affix a new Statement of Insurance with the name of the new owner listed as the Insurance beneficiary.

                    8. If the Bond attached hereto is in registered form
              (Whether registers d as to principal and interest or as to principal alone), the owner must, prior to the transfer of the Bond to a new owner, or the exchange of the Bond for Bond or Bonds of other authorized denominations, deliver the Bond with this Statement of Insurance, deliver the Bond to the registrar therefore and obtain the new Bond or Bonds requested by the owner registered in accordance with such owner's instructions. The Custodian shall affix to each Bond so obtained a new Statement of Insurance setting forth the bond number and designation and name of the insurance beneficiary thereof and shall provide for the delivery of said Bond to the owner thereof and shall provide for the delivery of said Bond to the owner thereof through the Authorized Intermediary designated by the owner.

              The Custodian shall charge a fee for the services performed by it pursuant to the preceding two paragraphs which shall by $35 for each Bond certificate redelivered by the Custodian, or such lesser amount as the Custodian shall specify. In addition, the owner of the Bond attached hereto shall be required to pay any tax or governmental charge levied in connection therewith and any charge levied by the issuer or registrar of the Bond attached hereto.

              The owner of the Bond to which this Statement of Insurance is attached may provide for the redeposit through an Authorized Intermediary of this Bond in custody with the Custodian, who will issue a Receipt to the Authorized Intermediary designated by the owner of the Bond for delivery to said owner. Thereafter, the Custodian will collect all payments of principal, interest and premium, if any made on the Bond and remit the same to the registered owner of the Receipt within one business day following receipt of any such payment by the Custodian and shall file claims on behalf of the owner for payment under the policy with respect to the Bond upon any nonpayment by the Issuer. Ownership of the Receipt so issued is transferable on the books of the Custodian maintained for registration of transfer and no service charge shall be made by the Custodian for any such registration of transfer, the owner being obligated solely to pay a sum sufficient to cover any tax or governmental charge imposed in connection therewith.

        REMOVAL OF THIS STATEMENT OF INSURANCE OR EVIDENCE OF TAMPERING
       WITH THE NAME OF THE INSURANCE BENEFICIARY, THE BOND DESIGNATION
           OR THE BOND NUMBER MAY RESULT IN THE LOSS OF THE COVERAGE
              PROVIDED WITH RESPECT TO THE BOND ATTACHED HERETO.

                                FINANCIAL GUARANTY INSURANCE COMPANY

Bond Designation  .....................


 .......................................                .................
       (Name of Insurance Beneficiary)                   (Bond Number)

                                      25.